IDS LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY


Gumer C. Alvero                Ronald L. Guzior              Thomas V. Nicolosi
Timothy V. Bechtold            Carol A. Holton               Stephen P. Norman
Maureen A. Buckley             Jean B. Keffeler              Richard M. Starr
Rodney P. Burwell              Thomas R. McBurney            Michael R. Woodward
Robert R. Grew                 Jeryl A. Millner


Do hereby jointly and severally authorize Eric L. Marhoun, Mary Ellyn Minenko, Paul R. Johnston, Teresa J. Rasmussen, H. Bernt von Ohlen and Christopher O. Petersen to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the IDS Life Insurance Company of New York under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby ratify such signatures heretofore made by such persons.


IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth..

Dated the 15th day of April, 2004.


/s/ Gumer C. Alvero                             /s/ Jean B. Keffeler
---------------------------                     -----------------------
    Gumer C. Alvero                                 Jean B. Keffeler

/s/ Timothy V. Bechtold                         /s/ Thomas R. McBurney
---------------------------                     -----------------------
    Timothy V. Bechtold                             Thomas R. McBurney

/s/ Maureen A. Buckley                          /s/ Jeryl A. Millner
---------------------------                     -----------------------
    Maureen A. Buckley                              Jeryl A. Millner

/s/ Rodney P. Burwell                           /s/ Thomas V. Nicolosi
---------------------------                     -----------------------
    Rodney P. Burwell                               Thomas V. Nicolosi

/s/ Robert R. Grew                              /s/ Stephen P. Norman
---------------------------                     -----------------------
    Robert R. Grew                                  Stephen P. Norman

/s/ Ronald L. Guzior                            /s/ Richard M. Starr
---------------------------                     -----------------------
    Ronald L. Guzior                                Richard M. Starr

/s/ Carol A. Holton                             /s/ Michael R. Woodward
---------------------------                     -----------------------
    Carol A. Holton                                 Michael R. Woodward